Exhibit 99

          Chemed Reports Fourth-Quarter 2005 Results; Diluted EPS From Continuing Operations of $.15; Adjusted Pro Forma Diluted EPS
                       From Continuing Operations of $.61


     CINCINNATI--(BUSINESS WIRE)--Feb. 21, 2006--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its fourth quarter ended December 31, 2005, versus the comparable prior-year period, as follows:

     Consolidated Operating Results from Continuing Operations

     --   Consolidated Revenue increased 16% to $248 million

     --   Diluted EPS from Continuing Operations of $.15

     -- Adjusted Pro Forma Diluted EPS from Continuing Operations of $.61 after excluding settlement of the California wage and hour class action, LTIP and certain other items

     VITAS generated record operating results

     --   Quarterly Net Patient Revenue of $169 million, up 19%

     --   Average Daily Census (ADC) of 10,412, up 14%

     --   Adjusted EBITDA of $24.7 million, an increase of 21%

     Roto-Rooter segment reported record Revenue and Adjusted EBITDA

     --   Revenue of $79 million, an increase of 10%

     --   Adjusted EBITDA of $14.5 million, an increase of 21%

     "VITAS continues to generate excellent census and admissions growth, with fourth-quarter ADC totaling 10,412, up 14%, and admissions in the quarter of 12,487, an increase of 8% over the prior-year quarter. Net income for VITAS in the quarter was $2.5 million. After excluding the aftertax cost of the class action litigation in California, LTIP and OIG investigation, VITAS' net income of $13.8 million increased 29% when compared to the prior-year adjusted pro forma net income. VITAS had a fourth-quarter adjusted EBITDA margin of 14.6%," stated Kevin McNamara, Chemed president and chief executive officer.
     "The litigation settlement involved a wage-hour class action case pending against VITAS in California. This case was filed in April 2004, shortly after completion of the VITAS acquisition. We accrued a pretax liability of $2.3 million and accounted for this issue as an assumed liability on our opening balance sheet. Since the establishment of this accrual, there has been a significant increase in litigation, high settlements and unfavorable verdicts against companies involving wage-hour claims in California. Recognizing this legal climate, we have reached a tentative agreement to resolve this matter. Generally Accepted Accounting Principles (GAAP) do not allow for a period of more than 12-months post acquisition to finalize the quantification of existing contingencies on the opening balance sheet of an acquisition. As a result, VITAS' fourth-quarter operating results include an aftertax charge of $10.8 million representing the portion of this preliminary settlement not accounted for on VITAS' opening balance sheet.
     "Roto-Rooter also reported solid financial operating results. For the fourth quarter of 2005, Roto-Rooter had revenue of $79 million, an increase of 10%. Adjusted EBITDA was $14.5 million, an increase of 21% at a margin of 18.3%."

     VITAS

     "VITAS generated revenue growth of 18.8% over the prior-year period and 5.4% sequentially," stated David Williams, Chemed chief financial officer. "Gross margins were 22.9% in the fourth quarter of 2005, a decrease of 60 basis points when compared to the prior-year quarter. The fourth-quarter 2005 gross margin includes $1.6 million in start-up losses, which is $0.1 million higher than the $1.5 million in losses from programs classified as new starts in the prior-year period. Central support costs for VITAS, which are classified as selling, general and administrative expenses in the Consolidating Statement of Income, totaled $14.1 million, including $0.1 million in OIG legal expenses. Excluding the OIG expenses, central support costs increased 7.8% when compared to the prior-year quarter and increased 2.5% sequentially."
     VITAS' ADC in the fourth quarter of 2005 was 10,412. This compares to an ADC of 9,134 in the comparable prior-year period, an increase of 14.0% and 1.5% sequential growth. Admissions totaled 12,487, an increase of 8.0% over the fourth quarter of 2004. The Average Length of Stay (ALOS) for patients discharged in the quarter was 70.0 days and compares to 66.5 days in the third quarter of 2005 and 64.1 days in the fourth quarter of 2004.
     "VITAS continues to generate strong internal growth," said Williams. "Internal growth, which excludes 2004 and 2005 acquisitions, generated revenue, ADC and admissions increases of 16.0%, 10.7% and 6.2%, respectively, over the prior-year quarter.
     "Our mix of revenue at VITAS was relatively stable," Williams added. "Routine home care represented 69.3% of revenue, a 10 basis point decline over the prior-year quarter and a 50 basis point decline sequentially. Our inpatient revenue aggregated 13.5% and continuous care was 17.2% of total revenue in the fourth quarter of 2005.
     "All of our base and new start programs are estimated to have Medicare cap cushion for the 2005 measurement period which ended on October 31, 2005," stated Williams. "As previously discussed, we have been closely monitoring Medicare cap limitations at our Phoenix acquisition. Phoenix has an estimated Medicare cap liability of $2.4 million as of October 31, 2005. This includes $700 thousand for future Medicare adjustments related to individual patient cap allocations between provider numbers. The final Medicare cap liability for this period may not be known for several years.
     "The potential of reaching cap in the initial year of acquisition was identified during our due diligence of Phoenix. Since this cap limitation relates to patients admitted into the program prior to acquisition, the estimated cap accrual has been accounted for as a contingent liability assumed at acquisition and is not reflected in the Consolidated Statement of Income. VITAS anticipates creating cap cushion in the Phoenix program in 2006 by increasing admissions of patients requiring in-patient and continuous care. Based upon current admission and discharge trends, we have not accrued for any Medicare billing limitations in any of our programs, including Phoenix, in the fourth quarter of 2005 for the 2006 measurement period."

     Roto-Rooter Segment

     Roto-Rooter's plumbing and drain cleaning business generated sales of $79 million for the fourth quarter of 2005, 10.5% higher than the $72 million reported in the comparable prior-year quarter. Net income for the quarter was $7.1 million, including favorable prior-year tax adjustments and aftertax LTIP expense. Net income in the fourth quarter of 2004 was $3.3 million, including the $1.9 million aftertax cost of settling the Madison County class action litigation. Excluding these items, adjusted net income in the fourth quarter of 2005 was $7.2 million, an increase of 37%. Adjusted EBITDA in the fourth quarter of 2005 totaled $14.5 million, an increase of 21.4% over the fourth quarter of 2004. Adjusted EBITDA margin in the fourth quarter of 2005 was 18.3%, a 160 basis point increase over the prior-year period.
     "Job count in the fourth quarter of 2005 increased 3.9% over the prior year period," stated Williams. "Commercial plumbing and drain cleaning job count increased 10.7% and 5.5%, respectively, over the prior-year quarter. Residential plumbing jobs increased 6.2% but were partially offset by a 0.2% decline in residential drain cleaning jobs during the quarter. A commercial job will typically average approximately 34% more revenue than a residential job. Accordingly, this continued shift of job mix has a positive impact on aggregate revenue."

     Guidance for 2006

     "Going into 2006," Williams stated, "we anticipate VITAS to generate a revenue increase of 15% to 18%, increased admissions of 7% to 9% and continued expansion of EBITDA margins through the leveraging of central support costs. This should result in VITAS increasing its adjusted EBITDA margin approximately 60 to 80 basis points.
     "Roto-Rooter is estimated to generate a 5% to 6% increase in revenue in 2006, with adjusted EBITDA margins averaging between 16% and 17%.
     "Based upon these factors and an average diluted share count of 27.0 million, our expectation is that full-year 2006 earnings per diluted share from continuing operations, excluding any charges or credits not indicative of ongoing operations as well as excluding any expense for stock options required under SFAS 123R, will be in the range of $2.20 to $2.35."

     Conference Call

     Chemed will host a conference call and webcast at 11 a.m., EST, on Wednesday, February 22, 2006, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is 800-320-2978 for U.S. and Canadian participants and 617-614-4923 for international participants. The participant passcode is 19933824. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.
     A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing 888-286-8010 for U.S. and Canadian callers and 617-801-6888 for international callers and will be available for one week following the live call. The replay passcode is 63663450. An archived webcast will also be available at www.chemed.com and will remain available for 30 days following the live call.
     Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 10,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.
     Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in China/Hong Kong, Indonesia, Singapore, Japan, Mexico, the Philippines and the United Kingdom.
     This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

     Forward-Looking Statements

     Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATED STATEMENT OF INCOME
           (in thousands, except per share data)(unaudited)

                                   For the              For the
                              Three Months Ended      Years Ended
                                  December 31,        December 31,
                              ------------------- --------------------
                                2005      2004      2005       2004
                              --------- --------- --------- ----------
Continuing Operations
 Service revenues and sales   $248,203  $213,981  $926,477  $ 735,341
                              --------- --------- --------- ----------
 Cost of services provided and
  goods sold (aa)              172,540   146,029   651,841    507,078
 Selling, general and
  administrative expenses (aa)  39,850    40,226   151,670    138,285
 Depreciation                    4,245     4,774    16,179     14,542
 Amortization                    1,651       517     5,322      3,779
 Other expenses--net (aa)       19,721     6,355    22,081     13,551
                              --------- --------- --------- ----------
    Total costs and expenses   238,007   197,901   847,093    677,235
                              --------- --------- --------- ----------
    Income from operations      10,196    16,080    79,384     58,106
 Interest expense               (5,243)   (5,971)  (21,264)   (21,158)
 Loss on extinguishment of
  debt (aa)                          -         -    (3,971)    (3,330)
 Other income--net                 490     1,505     3,134      3,469
                              --------- --------- --------- ----------
    Income before income taxes   5,443    11,614    57,283     37,087
 Income taxes (aa)              (1,386)   (4,236)  (19,578)   (13,796)
 Equity in loss of affiliate
  (VITAS) (aa)                       -         -         -     (4,105)
                              --------- --------- --------- ----------
    Income from continuing
     operations                  4,057     7,378    37,705     19,186
Discontinued Operations (bb)       127     8,314    (1,888)     8,326
                              --------- --------- --------- ----------
Net Income                    $  4,184  $ 15,692  $ 35,817  $  27,512
                              ========= ========= ========= ==========

Earnings Per Share
 Income from continuing
  operations (aa)             $   0.16  $   0.30  $   1.48  $    0.80
                              ========= ========= ========= ==========
 Net Income                   $   0.16  $   0.63  $   1.40  $    1.14
                              ========= ========= ========= ==========
 Average number of shares
  outstanding                   25,858    24,994    25,552     24,120
                              ========= ========= ========= ==========
Diluted Earnings Per Share
 Income from continuing
  operations (aa)             $   0.15  $   0.29  $   1.43  $    0.78
                              ========= ========= ========= ==========
 Net Income                   $   0.16  $   0.61  $   1.36  $    1.12
                              ========= ========= ========= ==========
 Average number of shares
  outstanding                   26,590    25,672    26,299     24,636
                              ========= ========= ========= ==========

(aa) Included in the results of operations are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                                   For the              For the
                              Three Months Ended      Years Ended
                                  December 31,        December 31,
                              ------------------- --------------------
                                2005      2004      2005       2004
                              --------- --------- --------- ----------
 Cost of services provided and
  goods sold
    Favorable adjustment to
     casualty insurance
     accruals related to
     prior years' experience  $      -  $      -  $  1,663  $       -
 Selling, general and
  administrative expenses
    Costs associated with OIG
     investigation                 (73)        -      (637)         -
 Other expenses -- net
    Long-term incentive
     compensation               (2,531)        -    (5,477)    (8,783)
    Adjustments to
     transaction-related costs
     of the VITAS acquisition      160    (2,029)      961       (442)
    Costs related to class
     action litigation         (17,350)   (3,135)  (17,350)    (3,135)
    Professional fees incurred
     for debt registration
     statement                       -    (1,191)        -     (1,191)
    Cost of accelerating
     vesting of stock options        -         -      (215)         -
 Loss on extinguishment of
  debt                               -         -    (3,971)    (3,330)
                              --------- --------- --------- ----------
           Pretax impact on
            earnings           (19,794)   (6,355)  (25,026)   (16,881)
 Income tax benefit/(charge)
  on the above                   7,565     2,557     9,753      6,568
 Income tax benefit from
  finalizing prior years'
  returns                          174       600     1,961      1,620
 Equity in loss of affiliate
  (VITAS) is attributable to
  transaction-related
  expenses incurred by VITAS
  prior to its acquisition by
  Chemed                             -         -         -     (4,105)
                              --------- --------- --------- ----------
           Aftertax impact on
            earnings          $(12,055) $ (3,198) $(13,312) $ (12,798)
                              ========= ========= ========= ==========

(bb) Discontinued operations include primarily Service America, discontinued in December 2004.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                      CONSOLIDATED BALANCE SHEET
           (in thousands, except per share data)(unaudited)

                                                December 31,
                                           ----------------------
                                              2005        2004
                                           ----------  ----------
Assets
    Current assets
        Cash and cash equivalents          $  57,133   $  71,448
        Accounts receivable less allowances   95,063      64,663
        Inventories                            6,499       7,019
        Prepaid income taxes                   9,096           -
        Current deferred income taxes         26,691      31,250
        Current assets of discontinued
         operations                                -      13,397
        Prepaid expenses and other current
         assets                                9,768       9,842
                                           ----------  ----------
             Total current assets            204,250     197,619
    Investments of deferred compensation
     plans held in trust                      21,105      18,317
    Other investments                          1,445       1,445
    Note receivable                           12,500      12,500
    Properties and equipment, at cost less
     accumulated depreciation                 65,449      55,796
    Identifiable intangible assets less
     accumulated amortization                 75,358      76,924
    Goodwill                                 433,756     432,732
    Noncurrent assets of discontinued
     operations                                    -       5,705
    Other assets                              21,222      24,528
                                           ----------  ----------
                  Total Assets             $ 835,085   $ 825,566
                                           ==========  ==========


Liabilities
    Current liabilities
        Accounts payable                   $  43,626   $  37,777
        Current portion of long-term debt      1,045      12,185
        Income taxes                           3,916      10,944
        Accrued insurance                     38,894      26,350
        Accrued salaries and wages            19,952      17,030
        Current liabilities of discontinued
         operations                                -      22,117
        Other current liabilities             61,462      42,777
                                           ----------  ----------
             Total current liabilities       168,895     169,180
    Deferred income taxes                     22,304      16,814
    Long-term debt                           234,058     279,510
    Deferred compensation liabilities         21,275      18,311
    Noncurrent liabilities of discontinued
     operations                                    -         811
    Other liabilities                          4,378       8,848
                                           ----------  ----------
                  Total Liabilities          450,910     493,474
                                           ----------  ----------
Stockholders' Equity
    Capital stock                             28,374      13,491
    Paid-in capital                          237,917     212,691
    Retained earnings                        171,188     141,542
    Treasury stock, at cost                  (52,127)    (33,873)
    Unearned compensation                     (3,007)     (3,590)
    Deferred compensation payable in
     Company stock                             2,379       2,375
    Notes receivable for shares sold            (549)       (544)
                                           ----------  ----------
                  Total Stockholders'
                   Equity                    384,175     332,092
                                           ----------  ----------
                  Total Liabilities and
                   Stockholders' Equity    $ 835,085   $ 825,566
                                           ==========  ==========

Book Value Per Share                       $   14.79   $   13.27  (cc)
                                           ==========  ==========

(cc)   Adjusted for 2-for-1 stock split in May 2005.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATED STATEMENT OF CASH FLOWS
                       (in thousands)(unaudited)

                                                  For the Years Ended
                                                      December 31,
                                                 ---------------------
                                                    2005       2004
                                                 ---------- ----------
Cash Flows from Operating Activities
   Net income                                    $  35,817  $  27,512
   Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                 21,501     18,321
      Provision for uncollectible accounts
       receivable                                    7,224      6,155
      Write off unamortized debt issuance costs      2,871          -
      Noncash long-term incentive compensation       4,813      4,988
      Discontinued operations                        1,888     (8,326)
      Provision for deferred income taxes           (3,682)     5,002
      Amortization of debt issuance costs            1,834      1,861
      Equity in loss of affiliate                        -      4,105
      Changes in operating assets and
       liabilities, excluding amounts acquired
       in business combinations:
           Increase in accounts receivable         (37,753)    (6,534)
           Decrease/(increase) in inventories          520       (986)
           Decrease in prepaid expenses and other
            current assets                              76     11,659
           Increase/(decrease) in accounts
            payable and other current liabilities   33,036     (2,497)
           Increase in income taxes                 14,112     21,374
           Decrease/(increase) in other assets      (2,003)     5,607
           Decrease in other liabilities            (1,142)      (627)
      Noncash expense of internally financed
       ESOPs                                         1,060      1,894
      Other sources/(uses)                           1,400     (1,044)
                                                 ---------- ----------
        Net cash provided by continuing
         operations                                 81,572     88,464
        Net cash provided/(used) by discontinued
         operations                                 (1,559)     4,426
                                                 ---------- ----------
        Net cash provided by operating activities   80,013     92,890
                                                 ---------- ----------
Cash Flows from Investing Activities
   Capital expenditures                            (25,956)   (18,290)
   Net uses from disposals of discontinued
    operations                                      (9,367)      (759)
   Business combinations, net of cash acquired      (6,207)  (344,727)
   Proceeds from sales of property and equipment       157        772
   Return of merger deposit                              -     10,000
   Other uses                                         (369)      (205)
                                                 ---------- ----------
      Net cash used by investing activities        (41,742)  (353,209)
                                                 ---------- ----------
Cash Flows from Financing Activities
   Repayment of long-term debt                    (141,592)   (96,940)
   Proceeds from issuance of long-term debt         85,000    295,000
   Increase in cash overdraft payable                6,752      1,265
   Issuance of capital stock, net of issuance
    costs                                           12,327     98,823
   Dividends paid                                   (6,172)    (5,718)
   Purchases of treasury stock                      (7,401)    (2,654)
   Debt issuance costs                              (1,755)   (14,447)
   Repayment of stock subscriptions note
    receivable                                           -      8,053
   Redemption of convertible trust preferred
    securities                                           -     (2,735)
   Other sources                                       255        432
                                                 ---------- ----------
      Net cash provided/(used) by financing
       activities                                  (52,586)   281,079
                                                 ---------- ----------
Increase/(Decrease) in Cash and Cash Equivalents   (14,315)    20,760
Cash and cash equivalents at beginning of year      71,448     50,688
                                                 ---------- ----------
Cash and cash equivalents at end of year         $  57,133  $  71,448
                                                 ========== ==========


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING STATEMENT OF INCOME
         FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
                       (in thousands)(unaudited)

                                                            Chemed
                        VITAS    Roto-Rooter  Corporate  Consolidated
                     ----------- ----------- ----------- -------------
2005
---------------------
Service revenues and
 sales               $  168,994  $   79,209  $        -  $    248,203
                     ----------- ----------- ----------- -------------
Cost of services
 provided and goods
 sold                   130,271      42,269           -       172,540
Selling, general and
 administrative
 expenses (a)            14,097      24,097       1,656        39,850
Depreciation              2,108       2,032         105         4,245
Amortization              1,384          20         247         1,651
Other expenses (a)       18,150         449       1,122        19,721
                     ----------- ----------- ----------- -------------
     Total costs and
      expenses          166,010      68,867       3,130       238,007
                     ----------- ----------- ----------- -------------
     Income/(loss)
      from operations     2,984      10,342      (3,130)       10,196
Interest expense            (49)       (155)     (5,039)       (5,243)
Intercompany interest
 income/(expense)           785         731      (1,516)            -
Other income--net            49          38         403           490
                     ----------- ----------- ----------- -------------
     Income/(loss)
      before income
      taxes               3,769      10,956      (9,282)        5,443
Income taxes (a)         (1,264)     (3,886)      3,764        (1,386)
                     ----------- ----------- ----------- -------------
Income/(loss) from
 continuing
 operations               2,505       7,070      (5,518)        4,057
Discontinued
 operations                   -           -         127           127
                     ----------- ----------- ----------- -------------
     Net
      income/(loss)  $    2,505  $    7,070  $   (5,391) $      4,184
                     =========== =========== =========== =============

2004
---------------------
Service revenues and
 sales               $  142,277  $   71,704  $        -  $    213,981
                     ----------- ----------- ----------- -------------
Cost of services
 provided and goods
 sold                   108,830      37,199           -       146,029
Selling, general and
 administrative
 expenses                13,006      24,770       2,450        40,226
Depreciation              2,634       2,082          58         4,774
Amortization                354         (37)        200           517
Other expenses (b)        1,680       3,135       1,540         6,355
                     ----------- ----------- ----------- -------------
     Total costs and
      expenses          126,504      67,149       4,248       197,901
                     ----------- ----------- ----------- -------------
     Income/(loss)
      from operations    15,773       4,555      (4,248)       16,080
Interest expense            (38)       (104)     (5,829)       (5,971)
Intercompany interest
 income/(expense)           339         341        (680)            -
Other income--net           127         674         704         1,505
                     ----------- ----------- ----------- -------------
     Income/(loss)
      before income
      taxes              16,201       5,466     (10,053)       11,614
Income taxes (b)         (6,541)     (2,125)      4,430        (4,236)
                     ----------- ----------- ----------- -------------
Income/(loss) from
 continuing
 operations               9,660       3,341      (5,623)        7,378
Discontinued
 operations                   -           -       8,314         8,314
                     ----------- ----------- ----------- -------------
     Net
      income/(loss)  $    9,660  $    3,341  $    2,691  $     15,692
                     =========== =========== =========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING STATEMENT OF INCOME
            FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                        VITAS    Roto-Rooter  Corporate   Consolidated
                     ----------- ----------- ----------- -------------
2005
---------------------
Service revenues and
 sales               $  629,140  $  297,337  $        -  $    926,477
                     ----------- ----------- ----------- -------------
Cost of services
 provided and goods
 sold (c)               491,974     159,867           -       651,841
Selling, general and
 administrative
 expenses (c)            54,806      88,046       8,818       151,670
Depreciation              7,585       8,271         323        16,179
Amortization              4,347          90         885         5,322
Other expenses (c)       19,031       1,001       2,049        22,081
                     ----------- ----------- ----------- -------------
     Total costs and
      expenses          577,743     257,275      12,075       847,093
                     ----------- ----------- ----------- -------------
     Income/(loss)
      from operations    51,397      40,062     (12,075)       79,384
Interest expense           (153)       (563)    (20,548)      (21,264)
Intercompany interest
 income/(expense)         2,554       2,236      (4,790)            -
Loss on
 extinguishment of
 debt (c)                     -           -      (3,971)       (3,971)
Other income--net           183         860       2,091         3,134
                     ----------- ----------- ----------- -------------
     Income/(loss)
      before income
      taxes              53,981      42,595     (39,293)       57,283
Income taxes (c)        (20,394)    (15,635)     16,451       (19,578)
                     ----------- ----------- ----------- -------------
Income/(loss) from
 continuing
 operations              33,587      26,960     (22,842)       37,705
Discontinued
 operations                   -           -      (1,888)       (1,888)
                     ----------- ----------- ----------- -------------
     Net
      income/(loss)  $   33,587  $   26,960  $  (24,730) $     35,817
                     =========== =========== =========== =============

2004
---------------------
Service revenues and
 sales               $  458,730  $  276,611  $        -  $    735,341
                     ----------- ----------- ----------- -------------
Cost of services
 provided and goods
 sold                   356,801     150,277           -       507,078
Selling, general and
 administrative
 expenses                42,946      85,636       9,703       138,285
Depreciation              5,712       8,583         247        14,542
Amortization              3,349         119         311         3,779
Other expenses (d)        1,680       4,693       7,178        13,551
                     ----------- ----------- ----------- -------------
     Total costs and
      expenses          410,488     249,308      17,439       677,235
                     ----------- ----------- ----------- -------------
     Income/(loss)
      from operations    48,242      27,303     (17,439)       58,106
Interest expense           (128)       (206)    (20,824)      (21,158)
Intercompany interest
 income/(expense)           759       1,041      (1,800)            -
Loss on
 extinguishment of
 debt (d)                     -           -      (3,330)       (3,330)
Other income--net           296       1,268       1,905         3,469
                     ----------- ----------- ----------- -------------
     Income/(loss)
      before income
      taxes              49,169      29,406     (41,488)       37,087
Income taxes (d)        (20,030)    (10,611)     16,845       (13,796)
Equity in loss of
 VITAS (d)                    -           -      (4,105)       (4,105)
                     ----------- ----------- ----------- -------------
Income/(loss) from
 continuing
 operations              29,139      18,795     (28,748)       19,186
Discontinued
 operations                   -           -       8,326         8,326
                     ----------- ----------- ----------- -------------
     Net
      income/(loss)  $   29,139  $   18,795  $  (20,422) $     27,512
                     =========== =========== =========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    CONSOLIDATING SUMMARY OF EBITDA
         FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                        VITAS    Roto-Rooter  Corporate   Consolidated
                     ----------- ----------- ----------- -------------
2005
---------------------
Net income/(loss)    $    2,505  $    7,070  $   (5,391) $      4,184
Add/(deduct):
  Discontinued
   operations                 -           -        (127)         (127)
  Interest expense           49         155       5,039         5,243
  Income taxes            1,264       3,886      (3,764)        1,386
  Depreciation            2,108       2,032         105         4,245
  Amortization            1,384          20         247         1,651
                     ----------- ----------- ----------- -------------
     EBITDA               7,310      13,163      (3,891)       16,582
Add/(deduct):
  Long-term incentive
   compensation (f)         800         449       1,282         2,531
  Lawsuit settlement     17,350           -           -        17,350
  Legal expenses of
   OIG investigation         73           -           -            73
  VITAS transaction
   expense adjustment         -           -        (160)         (160)
  Advertising cost
   adjustment (e)             -       1,660           -         1,660
  Interest income           (57)        (38)       (671)         (766)
  Intercompany
   interest
   income/(expense)        (785)       (731)      1,516             -
                     ----------- ----------- ----------- -------------
     Adjusted EBITDA $   24,691  $   14,503  $   (1,924) $     37,270
                     =========== =========== =========== =============

2004
---------------------
Net income/(loss)    $    9,660  $    3,341  $    2,691  $     15,692
Add/(deduct):
  Discontinued
   operations                 -           -      (8,314)       (8,314)
  Interest expense           38         104       5,829         5,971
  Income taxes            6,541       2,125      (4,430)        4,236
  Depreciation            2,634       2,082          58         4,774
  Amortization              354         (37)        200           517
                     ----------- ----------- ----------- -------------
     EBITDA              19,227       7,615      (3,966)       22,876
Add/(deduct):
  Lawsuit settlement          -       3,135           -         3,135
  Debt registration
   expenses                   -           -       1,191         1,191
  VITAS transaction
   expense adjustment     1,680           -         349         2,029
  Advertising cost
   adjustment (e)             -       1,571           -         1,571
  Interest income          (142)        (31)       (233)         (406)
  Intercompany
   interest
   income/(expense)        (339)       (341)        680             -
                     ----------- ----------- ----------- -------------
     Adjusted EBITDA $   20,426  $   11,949  $   (1,979) $     30,396
                     =========== =========== =========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    CONSOLIDATING SUMMARY OF EBITDA
            FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                        VITAS    Roto-Rooter  Corporate   Consolidated
                     ----------- ----------- ----------- -------------
2005
---------------------
Net income/(loss)    $   33,587  $   26,960  $  (24,730) $     35,817
Add/(deduct):
  Discontinued
   operations                 -           -       1,888         1,888
  Interest expense          153         563      20,548        21,264
  Income taxes           20,394      15,635     (16,451)       19,578
  Depreciation            7,585       8,271         323        16,179
  Amortization            4,347          90         885         5,322
                     ----------- ----------- ----------- -------------
     EBITDA              66,066      51,519     (17,537)      100,048
Add/(deduct):
  Long-term incentive
   compensation (f)       1,681       1,001       3,010         5,692
  Lawsuit settlement     17,350           -           -        17,350
  Prior-period
   insurance
   adjustment                 -      (1,663)          -        (1,663)
  Legal expenses of
   OIG investigation        637           -           -           637
  VITAS transaction
   expense adjustment         -           -        (961)         (961)
  Advertising cost
   adjustment (e)             -         691           -           691
  Interest income          (249)       (156)     (1,805)       (2,210)
  Intercompany
   interest
   income/(expense)      (2,554)     (2,236)      4,790             -
  Loss on
   extinguishment of
   debt                       -           -       3,971         3,971
                     ----------- ----------- ----------- -------------
     Adjusted EBITDA $   82,931  $   49,156  $   (8,532) $    123,555
                     =========== =========== =========== =============

2004
---------------------
Net income/(loss)    $   29,139  $   18,795  $  (20,422) $     27,512
Add/(deduct):
  Discontinued
   operations                 -           -      (8,326)       (8,326)
  Interest expense          128         206      20,824        21,158
  Income taxes           20,030      10,611     (16,845)       13,796
  Depreciation            5,712       8,583         247        14,542
  Amortization            3,349         119         311         3,779
                     ----------- ----------- ----------- -------------
     EBITDA              58,358      38,314     (24,211)       72,461
Add/(deduct):
  Long-term incentive
   compensation               -       1,558       7,225         8,783
  Lawsuit settlement          -       3,135           -         3,135
  Debt registration
   expenses                   -           -       1,191         1,191
  VITAS transaction
   expense adjustment     1,680           -      (1,238)          442
  Advertising cost
   adjustment (e)             -         528           -           528
  Interest income          (332)       (139)     (1,403)       (1,874)
  Intercompany
   interest
   income/(expense)        (759)     (1,041)      1,800             -
  Equity in loss of
   VITAS                      -           -       4,105         4,105
  Loss on
   extinguishment of
   debt                       -           -       3,330         3,330
                     ----------- ----------- ----------- -------------
     Adjusted EBITDA $   58,947  $   42,355  $   (9,201) $     92,101
                     =========== =========== =========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
       RECONCILIATION OF NET INCOME TO ADJUSTED PRO FORMA INCOME
                      FROM CONTINUING OPERATIONS
    FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2005 AND 2004
           (in thousands, except per share data)(unaudited)

                                   For the              For the
                              Three Months Ended      Years Ended
                                  December 31,        December 31,
                              ------------------- --------------------
                                2005      2004      2005       2004
                              --------- --------- --------- ----------
Net income as reported        $  4,184  $ 15,692  $ 35,817  $  27,512

Add/(deduct):
   Pro forma VITAS net income
    contribution for the
    period (g)                       -        (4)        -      2,987
   Pro forma financing costs
    related to acquisition of
    VITAS (h)                        -         -         -     (2,211)
   Pro forma elimination of
    VITAS transaction expense
    adjustment                       -     1,174         -        222
   Pro forma elimination of
    equity in loss of
    VITAS (i)                        -         -         -      4,105
                              --------- --------- --------- ----------
Pro forma net income             4,184    16,862    35,817     32,615
Add/(deduct):
   Discontinued operations        (127)   (8,314)    1,888     (8,326)
   Prior-period tax
    adjustments                   (174)     (600)   (1,961)    (1,620)
   Aftertax prior-period
    insurance adjustment             -         -    (1,014)         -
   Aftertax cost of long-term
    incentive compensation (f)   1,587         -     3,571      5,437
   Aftertax cost of legal
    expenses of OIG
    investigation                   45         -       397          -
   Aftertax VITAS transaction
    expense adjustment            (160)        -      (961)         -
   Aftertax cost of lawsuit
    settlement                  10,757     1,897    10,757      1,897
   Aftertax cost of debt
    registration expenses            -       727         -        727
   Aftertax cost of loss on
    extinguishment of debt           -         -     2,523      2,030
                              --------- --------- --------- ----------

Adjusted pro forma income from
 continuing operations        $ 16,112  $ 10,572  $ 51,017  $  32,760
                              ========= ========= ========= ==========


Earnings Per Share As Reported
   Net income                 $   0.16  $   0.63  $   1.40  $    1.14
                              ========= ========= ========= ==========
   Average number of shares
    outstanding                 25,858    24,994    25,552     24,120
                              ========= ========= ========= ==========
Diluted Earnings Per Share As
 Reported
   Net income                 $   0.16  $   0.61  $   1.36  $    1.12
                              ========= ========= ========= ==========
   Average number of shares
    outstanding                 26,590    25,672    26,299     24,636
                              ========= ========= ========= ==========


Adjusted Pro Forma Earnings
 Per Share
   Income from continuing
    operations                $   0.62  $   0.42  $   2.00  $    1.30
                              ========= ========= ========= ==========
   Average number of shares
    outstanding                 25,858    24,994    25,552     25,218
                              ========= ========= ========= ==========
Adjusted Pro Forma Diluted
 Earnings Per Share
   Income from continuing
    operations                $   0.61  $   0.41  $   1.94  $    1.27
                              ========= ========= ========= ==========
   Average number of shares
    outstanding                 26,590    25,672    26,299     25,734
                              ========= ========= ========= ==========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
              PRO FORMA CONSOLIDATING STATEMENT OF INCOME
         FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
           (in thousands, except per share data) (unaudited)

                                                             Chemed
                        VITAS    Roto-Rooter  Corporate   Consolidated
                     ----------- ----------- ----------- -------------
2005
---------------------
Service revenues and
 sales               $  168,994  $   79,209  $        -  $    248,203
                     ----------- ----------- ----------- -------------
Cost of services
 provided and goods
 sold                   130,271      42,269           -       172,540
Selling, general and
 administrative
 expenses (a)            14,097      24,097       1,656        39,850
Depreciation              2,108       2,032         105         4,245
Amortization              1,384          20         247         1,651
Other expenses (a)       18,150         449       1,122        19,721
                     ----------- ----------- ----------- -------------
     Total costs and
      expenses          166,010      68,867       3,130       238,007
                     ----------- ----------- ----------- -------------
     Income/(loss)
      from operations     2,984      10,342      (3,130)       10,196
Interest expense            (49)       (155)     (5,039)       (5,243)
Intercompany interest
 income/(expense)           785         731      (1,516)            -
Other income--net            49          38         403           490
                     ----------- ----------- ----------- -------------
     Income/(loss)
      before income
      taxes               3,769      10,956      (9,282)        5,443
Income taxes (a)         (1,264)     (3,886)      3,764        (1,386)
                     ----------- ----------- ----------- -------------
Income/(loss) from
 continuing
 operations               2,505       7,070      (5,518)        4,057
Discontinued
 operations                   -           -         127           127
                     ----------- ----------- ----------- -------------
     Net
      income/(loss)  $    2,505  $    7,070  $   (5,391) $      4,184
                     =========== =========== =========== =============

Earnings Per Share
     Continuing
      operations                                         $       0.16
                                                         =============
     Net income                                          $       0.16
                                                         =============
     Average number
      of shares
      outstanding                                              25,858
                                                         =============
Diluted Earnings Per
 Share
     Continuing
      operations                                         $       0.15
                                                         =============
     Net income                                          $       0.16
                                                         =============
     Average number
      of shares
      outstanding                                              26,590
                                                         =============

2004 (j)
---------------------
Service revenues and
 sales               $  142,277  $   71,704  $        -  $    213,981
                     ----------- ----------- ----------- -------------
Cost of services
 provided and goods
 sold                   108,830      37,199           -       146,029
Selling, general and
 administrative
 expenses                13,006      24,770       2,450        40,226
Depreciation              2,634       2,082          58         4,774
Amortization                358         (37)        200           521
Other expenses (b)            -       3,135       1,191         4,326
                     ----------- ----------- ----------- -------------
     Total costs and
      expenses          124,828      67,149       3,899       195,876
                     ----------- ----------- ----------- -------------
     Income/(loss)
      from operations    17,449       4,555      (3,899)       18,105
Interest expense            (38)       (104)     (5,829)       (5,971)
Intercompany interest
 income/(expense)           339         341        (680)            -
Other income--net           127         674         704         1,505
                     ----------- ----------- ----------- -------------
     Income/(loss)
      before income
      taxes              17,877       5,466      (9,704)       13,639
Income taxes (b)         (7,213)     (2,125)      4,247        (5,091)
                     ----------- ----------- ----------- -------------
Income/(loss) from
 continuing
 operations              10,664       3,341      (5,457)        8,548
Discontinued
 operations                   -           -       8,314         8,314
                     ----------- ----------- ----------- -------------
     Net
      income/(loss)  $   10,664  $    3,341  $    2,857  $     16,862
                     =========== =========== =========== =============

Earnings Per Share
     Continuing
      operations                                         $       0.34
                                                         =============
     Net income                                          $       0.67
                                                         =============
     Average number
      of shares
      outstanding                                              24,994
                                                         =============
Diluted Earnings Per
 Share
     Continuing
      operations                                         $       0.33
                                                         =============
     Net income                                          $       0.66
                                                         =============
     Average number
      of shares
      outstanding                                              25,672
                                                         =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
              PRO FORMA CONSOLIDATING STATEMENT OF INCOME
            FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
           (in thousands, except per share data) (unaudited)

                                                             Chemed
                        VITAS    Roto-Rooter  Corporate   Consolidated
                     ----------- ----------- ----------- -------------
2005
---------------------
Service revenues and
 sales               $  629,140  $  297,337  $        -  $    926,477
                     ----------- ----------- ----------- -------------
Cost of services
 provided and goods
 sold (c)               491,974     159,867           -       651,841
Selling, general and
 administrative
 expenses (c)            54,806      88,046       8,818       151,670
Depreciation              7,585       8,271         323        16,179
Amortization              4,347          90         885         5,322
Other expenses (c)       19,031       1,001       2,049        22,081
                     ----------- ----------- ----------- -------------
     Total costs and
      expenses          577,743     257,275      12,075       847,093
                     ----------- ----------- ----------- -------------
     Income/(loss)
      from operations    51,397      40,062     (12,075)       79,384
Interest expense           (153)       (563)    (20,548)      (21,264)
Intercompany interest
 income/(expense)         2,554       2,236      (4,790)            -
Loss on
 extinguishment of
 debt (c)                     -           -      (3,971)       (3,971)
Other income--net           183         860       2,091         3,134
                     ----------- ----------- ----------- -------------
     Income/(loss)
      before income
      taxes              53,981      42,595     (39,293)       57,283
Income taxes (c)        (20,394)    (15,635)     16,451       (19,578)
                     ----------- ----------- ----------- -------------
Income/(loss) from
 continuing
 operations              33,587      26,960     (22,842)       37,705
Discontinued
 operations                   -           -      (1,888)       (1,888)
                     ----------- ----------- ----------- -------------
     Net
      income/(loss)  $   33,587  $   26,960  $  (24,730) $     35,817
                     =========== =========== =========== =============

Earnings Per Share
     Continuing
      operations                                         $       1.48
                                                         =============
     Net income                                          $       1.40
                                                         =============
     Average number
      of shares
      outstanding                                              25,552
                                                         =============
Diluted Earnings Per
 Share
     Continuing
      operations                                         $       1.43
                                                         =============
     Net income                                          $       1.36
                                                         =============
     Average number
      of shares
      outstanding                                              26,299
                                                         =============

2004 (j)
---------------------
Service revenues and
 sales               $  531,600  $  276,611  $        -  $    808,211
                     ----------- ----------- ----------- -------------
Cost of services
 provided and goods
 sold                   415,649     150,277           -       565,926
Selling, general and
 administrative
 expenses                51,271      85,636       9,564       146,471
Depreciation              6,192       8,583         247        15,022
Amortization              3,957         119         311         4,387
Other expenses (d)            -       4,693       8,416        13,109
                     ----------- ----------- ----------- -------------
     Total costs and
      expenses          477,069     249,308      18,538       744,915
                     ----------- ----------- ----------- -------------
     Income/(loss)
      from operations    54,531      27,303     (18,538)       63,296
Interest expense           (128)       (206)    (24,226)      (24,560)
Intercompany interest
 income/(expense)           759       1,041      (1,800)            -
Loss on
 extinguishment of
 debt (d)                     -           -      (3,330)       (3,330)
Other income--net           337       1,268       1,905         3,510
                     ----------- ----------- ----------- -------------
     Income/(loss)
      before income
      taxes              55,499      29,406     (45,989)       38,916
Income taxes (d)        (22,447)    (10,611)     18,431       (14,627)
                     ----------- ----------- ----------- -------------
Income/(loss) from
 continuing
 operations              33,052      18,795     (27,558)       24,289
Discontinued
 operations                   -           -       8,326         8,326
                     ----------- ----------- ----------- -------------
     Net
      income/(loss)  $   33,052  $   18,795  $  (19,232) $     32,615
                     =========== =========== =========== =============

Earnings Per Share
     Continuing
      operations                                         $       0.96
                                                         =============
     Net income                                          $       1.29
                                                         =============
     Average number
      of shares
      outstanding                                              25,218
                                                         =============
Diluted Earnings Per
 Share
     Continuing
      operations                                         $       0.94
                                                         =============
     Net income                                          $       1.27
                                                         =============
     Average number
      of shares
      outstanding                                              25,734
                                                         =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
         FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004
                       (in thousands)(unaudited)

                                                            Chemed
                        VITAS    Roto-Rooter  Corporate  Consolidated
                     ----------- ----------- ----------- -------------
2005
---------------------
Net income/(loss)    $    2,505  $    7,070  $   (5,391) $      4,184
Add/(deduct):
  Discontinued
   operations                 -           -        (127)         (127)
  Interest expense           49         155       5,039         5,243
  Income taxes            1,264       3,886      (3,764)        1,386
  Depreciation            2,108       2,032         105         4,245
  Amortization            1,384          20         247         1,651
                     ----------- ----------- ----------- -------------
     EBITDA               7,310      13,163      (3,891)       16,582
Add/(deduct):
  Long-term incentive
   compensation (f)         800         449       1,282         2,531
  Lawsuit settlement     17,350           -           -        17,350
  Legal expenses of
   OIG investigation         73           -           -            73
  VITAS transaction
   expense adjustment         -           -        (160)         (160)
  Advertising cost
   adjustment (e)             -       1,660           -         1,660
  Interest income           (57)        (38)       (671)         (766)
  Intercompany
   interest
   income/(expense)        (785)       (731)      1,516             -
                     ----------- ----------- ----------- -------------
     Adjusted EBITDA $   24,691  $   14,503  $   (1,924) $     37,270
                     =========== =========== =========== =============

2004 (j)
---------------------
Pro forma net
 income/(loss)       $   10,664  $    3,341  $    2,857  $     16,862
Add/(deduct):
  Discontinued
   operations                 -           -      (8,314)       (8,314)
  Interest expense           38         104       5,829         5,971
  Income taxes            7,213       2,125      (4,247)        5,091
  Depreciation            2,634       2,082          58         4,774
  Amortization              358         (37)        200           521
                     ----------- ----------- ----------- -------------
     Pro forma EBITDA    20,907       7,615      (3,617)       24,905
Add/(deduct):
  Lawsuit settlement          -       3,135           -         3,135
  Legal expenses of
   OIG investigation          -           -       1,191         1,191
  Advertising cost
   adjustment (e)             -       1,571           -         1,571
  Interest income          (142)        (31)       (233)         (406)
  Intercompany
   interest
   income/(expense)        (339)       (341)        680             -
                     ----------- ----------- ----------- -------------
     Pro forma
      adjusted
      EBITDA         $   20,426  $   11,949  $   (1,979) $     30,396
                     =========== =========== =========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
            FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004
                       (in thousands)(unaudited)

                                                             Chemed
                        VITAS    Roto-Rooter  Corporate   Consolidated
                     ----------- ----------- ----------- -------------
2005
---------------------
Net income/(loss)    $   33,587  $   26,960  $  (24,730) $     35,817
Add/(deduct):
  Discontinued
   operations                 -           -       1,888         1,888
  Interest expense          153         563      20,548        21,264
  Income taxes           20,394      15,635     (16,451)       19,578
  Depreciation            7,585       8,271         323        16,179
  Amortization            4,347          90         885         5,322
                     ----------- ----------- ----------- -------------
     EBITDA              66,066      51,519     (17,537)      100,048
Add/(deduct):
  Long-term incentive
   compensation (f)       1,681       1,001       3,010         5,692
  Lawsuit settlement     17,350           -           -        17,350
  Prior-period
   insurance
   adjustment                 -      (1,663)          -        (1,663)
  Legal expenses of
   OIG investigation        637           -           -           637
  VITAS transaction
   expense adjustment         -           -        (961)         (961)
  Advertising cost
   adjustment (e)             -         691           -           691
  Interest income          (249)       (156)     (1,805)       (2,210)
  Intercompany
   interest
   income/(expense)      (2,554)     (2,236)      4,790             -
  Loss on
   extinguishment of
   debt                       -           -       3,971         3,971
                     ----------- ----------- ----------- -------------
     Adjusted EBITDA $   82,931  $   49,156  $   (8,532) $    123,555
                     =========== =========== =========== =============

2004 (j)
---------------------
Pro forma net
 income/(loss)       $   33,052  $   18,795  $  (19,232) $     32,615
Add/(deduct):
  Discontinued
   operations                 -           -      (8,326)       (8,326)
  Interest expense          128         206      24,226        24,560
  Income taxes           22,447      10,611     (18,431)       14,627
  Depreciation            6,192       8,583         247        15,022
  Amortization            3,957         119         311         4,387
                     ----------- ----------- ----------- -------------
     Pro forma EBITDA    65,776      38,314     (21,205)       82,885
Add/(deduct):
  Long-term incentive
   compensation               -       1,558       7,225         8,783
  Lawsuit settlement          -       3,135           -         3,135
  Debt registration
   expenses                   -           -       1,191         1,191
  Advertising cost
   adjustment (e)             -         528           -           528
  Interest income          (373)       (139)     (1,403)       (1,915)
  Intercompany
   interest
   income/(expense)        (759)     (1,041)      1,800             -
  Loss on
   extinguishment of
   debt                       -           -       3,330         3,330
                     ----------- ----------- ----------- -------------
     Pro forma
      adjusted
      EBITDA         $   64,644  $   42,355  $   (9,062) $     97,937
                     =========== =========== =========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                  FOOTNOTES TO FINANCIAL STATEMENTS
    FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2005 AND 2004
                             (unaudited)

(a) Included in the results of operations for the three months ended December 31, 2005 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                        VITAS    Roto-Rooter  Corporate  Consolidated
                     ----------- ----------- ----------- -------------
   Selling, general
    and
    administrative
    expenses
    Costs associated
     with OIG
     investigation   $      (73) $        -  $        -  $        (73)
   Other expenses --
    net
    Long-term
     incentive
     compensation          (800)       (449)     (1,282)       (2,531)
    Adjustments to
     transaction-
     related costs
     of the VITAS
     acquisition              -           -         160           160
    Costs related to
     class action
     litigation         (17,350)          -           -       (17,350)
                     ----------- ----------- ----------- -------------
        Pretax impact
         on earnings    (18,223)       (449)     (1,122)      (19,794)
   Income tax benefit
    on the above          6,925         172         468         7,565
   Income tax benefit
    from finalizing
    prior years'
    returns                   -         174           -           174
                     ----------- ----------- ----------- -------------
        Aftertax
         impact on
         earnings    $  (11,298) $     (103) $     (654) $    (12,055)
                     =========== =========== =========== =============

(b) Included in the results of operations for the three months ended December 31, 2004 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                        VITAS    Roto-Rooter  Corporate  Consolidated
                     ----------- ----------- ----------- -------------
   Other expenses --
    net
    Adjustments to
     transaction-
     related costs
     of the VITAS
     acquisition     $   (1,680) $        -  $     (349) $     (2,029)
    Costs related to
     class action
     litigation               -      (3,135)          -        (3,135)
    Professional fees
     incurred for
     debt
     registration
     statement                -           -      (1,191)       (1,191)
                     ----------- ----------- ----------- -------------
        Pretax impact
         on earnings     (1,680)     (3,135)     (1,540)       (6,355)
   Income tax benefit
    on the above            672       1,238         647         2,557
   Income tax benefit
    from finalizing
    prior years'
    returns                   -           -         600           600
                     ----------- ----------- ----------- -------------
        Aftertax
         impact on
         earnings    $   (1,008) $   (1,897) $     (293) $     (3,198)
                     =========== =========== =========== =============

(c) Included in the results of operations for the year ended December 31, 2005 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                        VITAS    Roto-Rooter  Corporate  Consolidated
                     ----------- ----------- ----------- -------------
   Cost of services
    provided and
    goods sold
    Favorable
     adjustment to
     casualty
     insurance
     accruals related
     to prior years'
     experience      $        -  $    1,663  $        -  $      1,663
   Selling, general
    and
    administrative
    expenses
    Costs associated
     with OIG
     investigation         (637)          -           -          (637)
   Other expenses --
    net
    Long-term
     incentive
     compensation        (1,681)     (1,001)     (2,795)       (5,477)
    Adjustments to
     transaction-
     related costs
     of the VITAS
     acquisition              -           -         961           961
    Cost of
     accelerating
     vesting of stock
     options                  -           -        (215)         (215)
    Costs related to
     class action
     litigation         (17,350)          -           -       (17,350)
   Loss on
    extinguishment of
    debt                      -           -      (3,971)       (3,971)
                     ----------- ----------- ----------- -------------
        Pretax impact
         on earnings    (19,668)        662      (6,020)      (25,026)
   Income tax benefit
    on the above          7,471        (265)      2,547         9,753
   Income tax benefit
    from finalizing
    prior years'
    returns                   -       1,126         835         1,961
                     ----------- ----------- ----------- -------------
        Aftertax
         impact on
         earnings    $  (12,197) $    1,523  $   (2,638) $    (13,312)
                     =========== =========== =========== =============

(d) Included in the results of operations for the year ended December 31, 2004 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                        VITAS    Roto-Rooter  Corporate  Consolidated
                     ----------- ----------- ----------- -------------
   Other expenses --
    net
    Long-term
     incentive
     compensation    $        -  $   (1,558) $   (7,225) $     (8,783)
    Adjustments to
     transaction-
     related costs
     of the VITAS
     acquisition         (1,680)          -       1,238          (442)
    Costs related to
     class action
     litigation               -      (3,135)          -        (3,135)
    Professional fees
     incurred for
     debt
     registration
     statement                                   (1,191)       (1,191)
   Loss on
    extinguishment of
    debt                      -           -      (3,330)       (3,330)
                     ----------- ----------- ----------- -------------
        Pretax impact
         on earnings     (1,680)     (4,693)    (10,508)      (16,881)
   Income tax benefit
    on the above            672       1,814       4,082         6,568
   Income tax benefit
    from finalizing
    prior years'
    returns                   -         630         990         1,620
   Equity in loss of
    affiliate (VITAS)
    is attributable
    to transaction-
    related expenses
    incurred by VITAS
    prior to its
    acquisition by
    Chemed                    -           -      (4,105)       (4,105)
                     ----------- ----------- ----------- -------------
        Aftertax
         impact on
         earnings    $   (1,008) $   (2,249) $   (9,541) $    (12,798)
                     =========== =========== =========== =============

(e) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2005 and 2004, GAAP advertising expense for Roto-Rooter totaled $6,378,000 and $6,417,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2005 and 2004 would total $4,718,000 and $4,846,000, respectively. For the years ended December 31, 2005 and 2004, GAAP advertising expense for Roto-Rooter totaled $19,063,000 and $18,587,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2005 and 2004, would total $18,372,000 and $18,059,000, respectively.

(f) For the year ended December 31, 2005, amounts include costs related to accelerating the vesting of stock options in addition to payouts under the Company's LTIP.

(g) Amounts represent the additional net income VITAS would contribute assuming the acquisition were completed on January 1 of the respective years (excluding Chemed management fees).

(h) Amount represents the additional financing costs, including a loss on early extinguishment of debt in 2004, that would have been incurred assuming the financing were completed on January 1, 2004.

(i) Amount represents the impact of eliminating the Company's prior investments in VITAS, assuming the acquisition of VITAS were completed on January 1, 2004.

(j) Pro forma amounts for 2004 for VITAS and Corporate assume the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2004, on the same terms and conditions as completed on February 24, 2004.


    CONTACT: Chemed Corporation
             David P. Williams, 513-762-6901